

遇见人参的奇迹

*Terms & Conditions Apply.

EOSTRE™

百草之王

King of Herbs

- 人参被誉为**百草之王**，在古代更是**帝王的御用珍品**
- 人参具有多重功效（补五脏、安精神，补气补血）
- 人参之所以对人体有那么好的功效就是因为人参里最精华最稀有的活性成分就是**苷元**

- Ginseng is known as the **king of herbs**, and in ancient times it was a **treasure of the emperor**.
- Ginseng has multiple functions (replenishing the five internal organs, calming the spirit, replenishing qi and blood)
- The reason why ginseng has such a good effect on the human body is because the most essence and rarest active ingredient in ginseng is **aglycone**



*Terms & Conditions Apply.


EOSTRE

长白山人参量产

Mass production of Paektu Mountain Ginseng

- 一直以来，长白山都被世界公认为最好的人参生产地
- **100公斤的人参**一般就只能**萃取1公克的苷元**
- 长白山一年的生产也就只有2万吨的人参，一般萃取技术就只可以萃取出大约200公斤的苷元。
- 苷元是一个可遇不可求的天然成分
- 苷元是唯一一个可以让细胞**再补，再建，再生**的珍品（3R）

- For a long time, Paektu Mountain has been recognized as the best ginseng producer in the world
- **100 kg of ginseng** generally can only **extract 1 gram of aglycone**
- The annual production of Paektu Mountain is only 20,000 tons of ginseng, and the general extraction technology can only extract about 200 kg of aglycone.
- Aglycon is a natural ingredient that can't be met
- Aglycon is the only treasure that can replenish, rebuild and regenerate cells (3R)




EOSTRE

*Terms & Conditions Apply.

吕博士分享

Professor Sharing

*Terms & Conditions Apply.

EOSTRE™

达玛烷苷元中国台湾第一把交椅吕家芸博士

Leader of Dammarane Aglycone Taiwan, China Prof. Lu Jiayun

- 中国台湾国立中兴大学生机博士
- 加拿大UBC大学合作癌症基因治疗研究
- 加拿大药业集团台湾地区总经理
- 现任植物新药开发公司-科尔兴生计有限公司懂事长兼研发长

- Doctor of Computer Science, National Zhongxing University, Taiwan, China
- Cooperative cancer gene therapy research with UBC University in Canada
- General Manager of the Canadian Pharmaceutical Group in Taiwan
- The current director and R&D director of a new plant drug development company-Kerxing Livelihood Co., Ltd.




一切健康的人生
从好的细胞开始
All Healthy Life Starts With Good Cells
EOSTRE

英国研究人员确认证实了人体器官衰老退化时间表

Verified by UK Researchers: Timeline of Human Organ

脑
衰老岁数：20岁
人脑天生有1,000亿个神经细胞，20岁时起递减，40岁后每天减少10,000个，影响记忆及协调

肺
衰老岁数：20岁
肺容量20岁后开始缩小，30岁男人一口气吸946毫升空气，70岁只吸473毫升；40岁因控制呼吸肌肉和胸腔硬化，更易气喘如牛

皮肤
衰老岁数：25岁
骨胶原生长放慢，弹力下降，令皱纹浮现，皮肤变薄，吸烟曝晒加剧皮肤老化

头发
衰老岁数：30岁
男人睾丸素水平减少，导致毛囊萎缩，毛发稀疏；黑色素细胞活跃度也减低，令毛发褪色，长出白发

肌肉
衰老岁数：30岁
肌肉不断组成又瓦解，30岁起瓦解多过组成，40岁后每年流失0.5-2%肌肉，运动可结实肌肉

生育
衰老岁数：35岁
女性卵子数目和质量下降，子宫内膜变薄，不利受精卵和精子；男人35岁，精子质量也下降

胸
衰老岁数：35岁
女性乳房组织和脂肪到了35岁开始流失，40岁开始下垂，乳晕缩小，乳癌风险也增加

骨骼
衰老岁数：35岁
25岁前骨质仍在上升，35岁开始下降，估值萎缩疏松，80岁时身高会矮5厘米

眼睛
衰老岁数：40岁
眼睛肌肉变弱，戴老花眼镜很正常，越老也越难集中视力

牙齿
衰老岁数：40岁
不再口水多过浪，分泌减少，易积聚口腔细菌，易蛀牙和有牙龈病

心脏
衰老岁数：40岁
血管弹性减少，加上吃得太多饱和脂肪，导致冠状动脉积聚脂肪，形成血管栓塞

前列腺
衰老岁数：50岁
前列腺随年龄胀大，影响逾半50岁以上男性

肾
衰老岁数：50岁
替血液清走废物的肾元素数量下降，令人体无法停止晚上产尿，结果夜尿频频

肠
衰老岁数：55岁
肠脏益菌数目，55岁后急降，尤其是大肠，令消化变差，患肠病和便秘风险增加

听觉
衰老岁数：55岁
内耳毛细胞流失，未能将声音震动传送到脑部，开始耳聋

味觉和嗅觉
衰老岁数：60岁
舌头有10,000个味蕾，60岁过后，味蕾数目减半，影响味觉和嗅觉

膀胱
衰老岁数：65岁
膀胱突然收缩，容易变小，通常只及年轻的一半，容易失禁

声线
衰老岁数：65岁
喉咙软组织变弱，声音变得越小和越沙哑



EOSTRE™

*Terms & Conditions Apply.

细胞老化会引发的症状

Symptoms Caused By Cell Aging

- II型糖尿病
- 老年痴呆
- 精神类疾病
- 代谢性疾病
- 疲劳
- 高血压（三高）
- 心脑血管疾病
- 恶性病质慢性病
- 骨质疏松
- 失眠

- Type II diabetes
- Alzheimer's disease
- Mental illness
- Metabolic disease
- Fatigue
- Hypertension
- Cardiovascular Disease
- Malignant Chronic Disease
- Osteoporosis
- Insomnia


EOSTRE™

*Terms & Conditions Apply.

再补，再建，再生 (3R)让细胞汰旧换新

Replenish, rebuild, regenerate (3R) to replace old cells with new ones


间充质干细胞
Mesenchymal stem cells
神经细胞
Nerve cell
肌肉细胞
Muscle cell
肝脏细胞
Liver cells
骨骼细胞
Skeletal cell
胰岛细胞
Islet cells
干细胞
Stem cells
免疫系统
Immune System
造血干细胞
Hematopoietic stem cells

*Terms & Conditions Apply.

EOSTRE™

达玛烷苷元224最独特之处

Dammarane 224 Specialty

2 大专利
Patented Technologies


糖
Glucose
人蔘皂苷
Ginsenoside
糖
Glucose
糖
Glucose
苷元
Dammarane
Aglycone

吸收 Absorb 3-5 天 3-5 Days	吸收率 Absorb Rate 3%	吸收 Absorb 1 小时 1 Hour	吸收率 Absorb Rate 70%



专利萃取技术
Extraction

100公斤萃取1公克
100 kg extract 1 gram



专利小分子技术
High Absorption

1小时人体高吸收70%
Absorb 70% in 1 hour



*Terms & Conditions Apply.

EOSTRE™

去醣人参皂苷发明专利

Desugared Ginsenosides Patents

- 新颖达玛烷苷元、用为抗癌剂及其制法
- Dammarane aglycone, used as anticancer agent and preparation method thereof


发明专利证书
中華民國專利證書

*Terms & Conditions Apply.

科学验证

Scientifically Verified

- 荣获多国家和地区专利
- Won patents in many countries and regions



达玛烷苷元224最独特之处
Dammarane 224 Specialty

2
大功能
Functions



能通过血脑障壁
Pass Through Blood Brain Barrier

小分子量462，能通过一般药物无法通过的BBB血脑障壁
With a small molecular weight of 462, it can pass the BBB blood-brain barrier that ordinary drugs cannot pass


S
T
E
M

重启自体干细胞再生功能
Restart the regeneration of stem cells

细胞修复工，汰旧换新
Cell repair work, replace the old with the new



*Terms & Conditions Apply.

EOSTRE™

达玛烷苷元224最独特之处

Dammarane 224 Specialty

4 大功效
Effects



减低毒素对细胞的伤害
Reduce toxin damage to cells



启动细胞自噬作用
Initiate autophagy



增强免疫力
Boost immunity



修复及再生细胞组织
Repair and regenerate tissues

*Terms & Conditions Apply.

EOSTRE™

科学验证
Scientifically Verified

- 获得多国家与地区专利以及报章发表
- Obtained patents in many countries and regions and published in newspapers



美国癌症协会ASCO期刊发表

Published in the American Society of Clinical Oncology Journal

- 2002-2005年，美国癌症协会ASCO期刊发表以达玛制烷药能抑制肿瘤生长并改变生活品质，抑制癌细胞抗药性蛋白P-gp活性而达到抗癌功效。

- From 2002 to 2005, the ASCO Journal published that damar alkanes can inhibit tumor growth and change the quality of life, and inhibit the activity of cancer cell resistance protein P-gp to achieve anti-cancer effects.


COPY

*Terms & Conditions Apply.

EOSTRE™

海角七号见证

Cape No.7 Testimony

*Terms & Conditions Apply.

EOSTRE™

我们成功的见证

Our Testimony

中风&高血压

Stroke & High Blood Pressure

使用見證：益民國小 退休江老師

針對情況：小中風、畏寒、右手無力



數年前開始輕微小中風，導致體質變得容易怕冷及右手無力的狀況，平日裡都不太願意出門，只要出門就覺得難受。

自從食用達瑪烷苷元一段時間後，怕冷的體質及右手無力都已緩解，而現在出門遊玩的次數比起以往多了許多，也慢慢自行開車出門。

使用見證：台中市大里獅子會 林會長

針對情況：體力低下、代謝差、眼中風



平常會與三五好友一同去爬山，可因為年紀漸長，體力不比以往，慢慢的在整個隊伍中，總是落後的那一個。

另外也曾眼中風，偶爾引發口水不自覺流出的症狀。

食用達瑪烷苷元一段時間後，發現體力比以往來的好，爬山的過程中，漸漸跟得上隊伍，除了體力變好、增加汗量促進代謝外，就連口水流出的症狀，也因此有所改善。

使用見證：塑膠工廠老闆娘 張小姐

針對情況：關節疼痛、高血壓

長期以來因關節的退化，每天清晨起床關節疼痛不已，並且無法下床，只能吃藥緩解疼痛。

本身也有高血壓的症狀，平日也有定時吃藥，但經檢查的數值依舊不穩定。

使用一段時間的苷元，除了關節疼痛的情形減緩許多，疼痛次數也沒那麼頻繁外，血壓的數值也趨於穩定。





*Terms & Conditions Apply.

EOSTRE™

我们成功的见证

Our Testimony

睡眠&肠胃
Sleep & gastrointestinal

使用見證：大元國小 黃會長
針對情況：睡眠障礙



長期睡眠障礙，過去服用安眠藥只能短暫入睡，無法進入深層睡眠。

自從食用達瑪烷苷元，並與安眠藥搭配使用，長達一年多的時間下來，至今完全不需要服用安眠藥，就能夠輕易的入睡！

使用見證：知名連鎖食品店 廖董事長
針對情況：體力低下、腸胃問題

因工作環境與壓力深受排便問題的困擾許久，也容易感到疲憊，食用達瑪烷苷元一段時間，發現比起過去較不容易感到疲憊，體力更好，排便也更順暢。



使用見證：張奶奶 88歲
針對情況：胃病食慾不佳、下肢靜脈曲張

幾十年的胃病，導致胃口不好，無論用什麼方式都無法改善，直到食用了苷元，原本胃病導致的食欲不佳，反而促進食慾，比起以往吃的更多。

就連健康檢查時的數據，改善結果連醫生都訝異！

另外，原本下肢血管嚴重的靜脈曲張，小腿佈滿扭曲的血管、皮膚暗沉，也在苷元的作用下改善，皮膚明顯提亮了許多！





*Terms & Conditions Apply.

EOSTRE™

我们成功的见证

Our Testimony

糖尿病&骨质疏松症

Diabetes & osteoporosis

使用見證：張爺爺 90歲
針對情況：糖尿病、高血壓、痛風、尿失禁、老人癡呆



張爺爺長期受到糖尿病、痛風及尿失禁等身體因素影響，造成生活上有許多不便。

在食用苷元三個月後，老人癡呆程度減輕，體力與精神都大有進步。

在長時間的觀察下，經檢查原本過高的血糖、血壓均明顯降低，痛風及尿失禁的問題，也大幅改善。

使用見證：塑膠工廠老闆娘 張小姐
針對情況：關節疼痛、高血壓



長期以來因關節的退化，每天清晨起床關節疼痛不已，並且無法下床，只能吃藥緩解疼痛。

本身也有高血壓的症狀，平日也有定時吃藥，但經檢查的數值依舊不穩定。

使用一段時間的苷元，除了關節疼痛的情形減緩許多，疼痛次數也沒那麼頻繁外，血壓的數值也趨於穩定。

使用見證：雲林 呂媽媽
針對情況：膝關節退化、黃斑部病變



眼睛因黃斑部病變影響生活，曾到醫院檢查，醫生建議開刀治療。

另外，因膝關節的退化，平常在工作或走路的過程中，總感到疼痛不已，嚴重影響正常生活。

自從開始食用苷元後，膝關節的疼痛得到舒緩，黃斑部病變也有所改善，再次複診時，醫生也由一開始的建議開刀，改為不用開刀治療了。



*Terms & Conditions Apply.

EOSTRE™

我们成功的见证

Our Testimony

荷尔蒙&肝硬化

Hormones & Cirrhosis

使用見證：營造廠負責人 張董事長
針對情況：手術導致賀爾蒙失調

年輕時，因手術關係，導致賀爾蒙失調，加上未配合治療，使得皮膚暗沉、粗糙、無光澤。

因家人推薦開始嘗試甘元，持續食用後，皮膚的暗沉、粗糙、無光澤的狀況均已改善，甚至比起其他同年齡的膚況更好！

後來到醫院檢查，賀爾蒙趨於正常，生活品質大大提升！


2018
2020

使用見證：益民國小 退休吳老師
針對情況：B型肝炎、肝硬化



因睡眠問題、工作壓力，導致肝功能異常，102年醫院檢測病毒量高達7.36IU/ml，醫院診斷為肝纖維化。

治療期間，搭配食用甘元，至104年再度進行檢查，結果顯示病毒量已降至檢測不到，肝指數正常，食用期間易入睡。



*Terms & Conditions Apply.

EOSTRE™

我们成功的见证

Our Testimony



*Terms & Conditions Apply.

EOSTRE™

适合食用人群

Suitable For Everyone

- **所有人都需要苷元**，因为20岁以上的人细胞开始老化
- 预防胜于治疗
- **Everyone needs aglycone**, because after 20 years old cells started to age
- Prevention is better than cure


EOSTRE

*Terms & Conditions Apply.

建议苷元的食用方式

Suggested Way Of Eating Aglycone

- **基本保养：**
  一天1~2包（分二次食用或一次食用2包皆可）
- **加强保养：**
  一天3~4包（加速修复改善）
- **重症保养：**
  一天5~6包（放化疗期间持续食用效果更好）

- 空腹食用（餐前或餐后一个小时）效果较佳
- 一周连续吃五天、休息二天（周休二日）
- 一周至少连续吃五天才足量！
- 可视自身需求调整用量，也可以天天吃不休息，多食有益无害！
  （产品无依赖性，待身体状况改善后，即可减量食用）

- **Basic maintenance:**
- 1~2 sachets a day (two sachets or 2 sachets at a time)
- **Strengthen maintenance:**
- 3~4 packs a day (accelerated repair and improvement)
- **Intensive maintenance:**
- 5~6 sachets a day (continuous consumption during radiotherapy and chemotherapy is more effective)

- Take it on an empty stomach (one hour before or after a meal) for better results
- Eat for five consecutive days a week and take two days off (two days off a week)
- Eat enough for at least five days a week!
- You can adjust the dosage according to your own needs. You can also eat without rest. Eating more is good and harmless! (The product has no dependence and can be consumed in a reduced amount after the physical condition improves)



*Terms & Conditions Apply.

EOSTRE™

好消息

Good News

原价 Original Price

~~525 美金 USD~~

Eostre 价钱 Price

$380


DAMMARANE
DAMA

- 便宜了$145
- 如一个月1盒一年就省下了$1,740

- **$145** cheaper
- If 1 box a month saved **$1,740** in one year

D380

配套 Package

- 50%PV
- 1900EBC
- 10%配对奖金
  *截止7月31日
- 只限5000盒（一盒20包）

- 50%PV
- 1900EBC
- 10% matching bonus
  Until July 31
- Limited to 5000 boxes (20 packs per box)

*Terms & Conditions Apply.

EOSTRE™

66特别优惠
66 Special Promotion

现在只售 Now Only

$320

- 便宜了$160
- 如一个月1盒一年就省下了$720

- **$160** cheaper
- If 1 box a month saved **$720** in one year


DAMMARANE

*只限606盒
***Only 606 Boxes**

*Terms & Conditions Apply.

EOSTRE™


A Healthy Person Can Have 100 Dreams;
A person who has lost his health,
He only has one dream, which is health.
一个健康的人,
可以有100个梦想；
一个失去健康的人,
只有一个梦想，就是
健康
*Terms & Conditions Apply.
EOSTRE™


DAMMARANE
DAMA+

百倍蔘
DAMMARANE

一天一包 健康到老

A Pack A Day, Keeps the Doctor Away

接下来活动
Upcoming Events

每星期一 Every Monday	晚间直播 Night Live Sharing
每星期二 Every Tuesday	午间直播吕家芸博士专业分享 Afternoon Live Sharing by Prof. Lu Jiayun
	专业营养师分享 Professional Nutritionist Sharing
	参迹生技股份有限公司董事长张志伟先生专业分享 BioSurges Co., Ltd Chairman Zhang Zhiwei Sharing


DAMMARANE

*Terms & Conditions Apply.

EOSTRE™

免责声明

Disclaimer

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